CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2021

Investments—Corporate Loans (102.9%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
First Lien Debt (85.9%)
AAdvantage Loyalty IP Ltd.	Term Loan	(2) (3) (4)	Aerospace & Defense	LIBOR + 475	5.50%	4/20/2028	$7,000,000	$7,037,804	$7,234,290
Access CIG, LLC	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 375	3.83%	2/27/2025	1,984,588	1,984,588	1,973,017
Advanced Web Technologies Holding Company	Revolver	(4) (5) (6)	Containers, Packaging & Glass	LIBOR + 575	6.75%	12/17/2026	39,405	30,787	39,405
Advanced Web Technologies Holding Company	Term Loan	(2) (3) (4) (5) (6)	Containers, Packaging & Glass	LIBOR + 575	6.75%	12/17/2026	2,933,176	2,860,869	2,974,001
AI Aqua Merger Sub, Inc.	Delayed Draw Term Loan	(2) (3) (4) (6)	Consumer Services	LIBOR + 400	4.50%	7/31/2028	583,333	581,875	584,938
AI Aqua Merger Sub, Inc.	Term Loan, Tranche B	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 400	4.50%	7/31/2028	4,666,667	4,655,199	4,679,500
Allied Universal Holdco, LLC	Term Loan	(2) (3) (4) (6)	Business Services	LIBOR + 375	4.25%	5/12/2028	1,549,369	1,544,320	1,550,066
American Physician Partners, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (7)	Healthcare & Pharmaceuticals	LIBOR + 675, 1.50% PIK	9.25%	12/21/2021	414,810	414,325	414,810
American Physician Partners, LLC	Revolver	(2) (3) (4) (5) (6) (7)	Healthcare & Pharmaceuticals	LIBOR + 675, 1.50% PIK	9.25%	12/21/2021	146,984	146,767	146,984
American Physician Partners, LLC	Term Loan, Tranche A	(2) (3) (4) (5) (7)	Healthcare & Pharmaceuticals	LIBOR + 675, 1.50% PIK	9.25%	12/21/2021	2,208,878	2,206,310	2,208,878
Applied Technical Services	Term Loan	(2) (3) (4) (5) (6)	Business Services	LIBOR + 575	6.75%	12/29/2026	2,942,194	2,855,597	2,939,768
Appriss Health, LLC	Term Loan	(2) (3) (4) (5) (6)	Healthcare & Pharmaceuticals	LIBOR + 725	8.25%	5/6/2027	13,333,333	13,064,049	13,116,610
Apptio, Inc.	Revolver	(2) (3) (4) (5) (6)	Software	LIBOR + 725	8.25%	1/10/2025	71,006	71,006	71,006
Apptio, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 725	8.25%	1/10/2025	2,665,555	2,631,677	2,685,546
AqGen Island Holdings, Inc.	Term Loan	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 350	4.00%	8/2/2028	3,000,000	2,985,195	2,990,010
Ascend Buyer, LLC	Term Loan	(2) (3) (4) (5)	Containers, Packaging & Glass	LIBOR + 575	6.50%	9/30/2027	16,831,589	16,460,865	16,460,865
Ascend Learning, LLC	Incremental Term Loan	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 350	4.50%	7/12/2024	2,000,000	2,005,000	2,001,000
ASP Navigate Acquisition Corporation	Term Loan	(2) (3) (4)	Software	LIBOR + 575	6.75%	10/6/2027	992,500	979,326	982,575
Associations, Inc.	Delayed Draw Term Loan, Tranche A	(4) (5) (6) (7)	Construction & Building	LIBOR + 400, 2.50% PIK	7.50%	7/2/2027	72,137	67,498	73,889
Associations, Inc.	Delayed Draw Term Loan, Tranche D	(4) (5) (7)	Construction & Building	LIBOR + 400, 2.50% PIK	7.50%	7/2/2027	601,138	595,325	603,328
Associations, Inc.	Term Loan	(2) (3) (4) (5) (6) (7)	Construction & Building	LIBOR + 400, 2.50% PIK	7.50%	7/2/2027	3,499,125	3,442,013	3,519,173
Athenahealth, Inc.	Term Loan	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 425	4.38%	2/11/2026	2,985,000	2,985,000	2,990,970
Aveanna Healthcare, LLC	Delayed Draw Term Loan	(2) (3) (4) (6)	Healthcare & Pharmaceuticals	LIBOR + 375	4.25%	7/17/2028	943,396	942,217	942,217
Aveanna Healthcare, LLC	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 375	4.25%	7/17/2028	4,056,604	4,051,533	4,051,533
Avenu Holdings, LLC	Term Loan	(2) (3) (4) (5)	Sovereign & Public Finance	LIBOR + 525	6.25%	9/28/2024	3,797,978	3,770,121	3,797,978
Barnes & Noble, Inc.	Term Loan	(2) (3) (4) (5) (11)	Retail	LIBOR + 733	8.33%	8/7/2024	1,602,000	1,578,076	1,582,794
Blackboard, Inc.	Term Loan, Tranche B5	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 600	7.00%	6/30/2024	1,977,305	1,937,394	1,986,202

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2021

Investments—Corporate Loans (102.9%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Bluecat Networks (USA), Inc.	Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 625	7.25%	10/30/2026	$3,211,009	$3,153,494	$3,200,521
C&D Technologies, Inc.	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 575	5.83%	12/20/2025	2,977,041	2,977,041	2,930,539
Cano Health, LLC	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 475	5.50%	11/23/2027	771,087	763,938	771,411
Chemical Computing Group	Term Loan, Tranche A	(2) (3) (4) (5) (6)	Software	LIBOR + 450	5.50%	8/30/2024	2,162,268	2,148,413	2,152,245
Chudy Group, LLC	Term Loan	(2) (3) (4) (5) (6)	Healthcare & Pharmaceuticals	LIBOR + 575	6.75%	6/30/2027	3,310,345	3,252,487	3,291,243
CommerceHub, Inc.	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 400	4.75%	12/29/2027	3,982,462	3,985,101	3,984,135
CoreLogic, Inc.	Term Loan	(2) (3) (4)	Commercial Services & Supplies	LIBOR + 350	4.00%	6/2/2028	4,200,000	4,179,478	4,194,750
CP Developer S.a.r.l.	Term Loan	(2) (3) (4) (5) (7)	Hotel, Gaming & Leisure	EURIBOR + 800, 2.00% PIK	10.00%	5/22/2026	€13,400,098	14,041,845	13,212,435
Da Vinci Purchaser Corporation	Term Loan	(2) (3) (4)	Software	LIBOR + 400	5.00%	1/8/2027	2,972,425	2,979,603	2,982,650
DCA Investment Holdings, LLC	Delayed Draw Term Loan	(4) (5) (6)	Healthcare & Pharmaceuticals	LIBOR + 625	7.00%	3/12/2023	159,540	149,165	159,345
DCA Investment Holdings, LLC	Term Loan	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 625	7.00%	3/12/2027	3,303,802	3,257,324	3,303,014
Designer Brands Canada, Inc.	Canadian Term Loan	(2) (3) (4) (5)	Retail	LIBOR + 850	9.75%	8/7/2025	215,935	211,552	212,209
Designer Brands, Inc.	Term Loan	(2) (3) (4) (5)	Retail	LIBOR + 850	9.75%	8/7/2025	1,943,415	1,903,966	1,909,884
DexKo Global, Inc.	Delayed Draw Term Loan	(2) (3) (4) (6)	Healthcare & Pharmaceuticals	LIBOR + 375	4.25%	10/4/2028	601,415	598,408	600,663
DexKo Global, Inc.	Term Loan, Tranche B	(2) (3) (4)	Automotive	LIBOR + 375	4.25%	10/4/2028	3,148,585	3,132,842	3,144,649
DG Investment Intermediate Holdings 2, Inc.	Delayed Draw Term Loan	(2) (3) (4) (6)	Commercial Services & Supplies	LIBOR + 375	4.50%	3/31/2028	463,749	464,698	465,451
DG Investment Intermediate Holdings 2, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 375	4.50%	3/31/2028	2,391,841	2,390,907	2,399,949
Digital Intelligence Systems, LLC	Term Loan	(2) (3) (5)	Consumer Services	9.00%	9.00%	4/2/2026	11,935,088	11,072,693	11,084,144
Diligent Corporation	Delayed Draw Term Loan, Tranche B1	(4) (5) (6)	Telecommunications	LIBOR + 625	7.25%	8/4/2025	75,734	68,921	82,760
Diligent Corporation	Term Loan, Tranche B1	(2) (3) (4) (5) (6)	Telecommunications	LIBOR + 625	7.25%	8/4/2025	1,436,220	1,405,187	1,464,944
Diligent Corporation	Term Loan, Tranche B2	(2) (3) (4) (5)	Telecommunications	LIBOR + 625	7.25%	8/4/2025	1,691,500	1,676,523	1,702,535
Diligent Corporation	Term Loan, Tranche B3	(2) (3) (4) (5)	Telecommunications	LIBOR + 625	7.25%	8/4/2025	2,288,500	2,266,874	2,303,430
DiversiTech Holdings, Inc.	Term Loan	(2) (3) (4)	Capital Equipment	LIBOR + 325	4.25%	12/2/2024	2,992,276	2,999,432	2,990,420
DTI Holdco, Inc.	Term Loan, Tranche B1	(2) (3) (4)	High Tech Industries	LIBOR + 475	5.75%	9/29/2023	3,835,150	3,839,022	3,782,417
Dwyer Instruments, Inc	Revolver	(4) (5) (6)	Capital Equipment	LIBOR + 550	6.25%	7/21/2027	447,025	426,209	437,601
Dwyer Instruments, Inc	Term Loan	(2) (3) (4) (5) (6)	Capital Equipment	LIBOR + 550	6.25%	7/21/2027	11,801,450	11,552,370	11,688,974
EFS Cogen Holdings I, LLC	Term Loan, Tranche B	(2) (3) (4)	Utilities	LIBOR + 350	4.50%	10/1/2027	1,963,034	1,960,049	1,967,235
Electronics for Imaging, Inc.	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 500	5.08%	7/23/2026	2,984,810	2,859,521	2,812,258
Ellkay	Term Loan	(2) (3) (4) (5) (6)	Healthcare & Pharmaceuticals	LIBOR + 575	6.75%	9/14/2027	14,285,204	13,965,889	13,963,787
Engineered Machinery Holdings, Inc.	Incremental Term Loan	(2) (3) (4)	Capital Equipment	LIBOR + 375	4.50%	5/19/2028	2,000,000	1,990,136	1,994,160
EPS Nass Parent, Inc.	Revolver	(4) (5) (6)	Utilities: Electric	LIBOR + 575	6.75%	4/19/2026	8,475	5,648	7,013
EPS Nass Parent, Inc.	Term Loan	(2) (3) (4) (5)	Utilities: Electric	LIBOR + 575	6.75%	4/19/2028	847,458	831,370	839,341
eResearchTechnology, Inc.	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 450	5.50%	2/4/2027	1,989,924	1,989,924	1,998,640
Evergreen Services Group, LLC	Delayed Draw Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 600	7.00%	6/6/2023	159,413	158,732	159,413

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2021

Investments—Corporate Loans (102.9%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Evergreen Services Group, LLC	Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 600	7.00%	6/6/2023	$1,370,573	$1,365,153	$1,370,573
Fluid-Flow Products, Inc.	Delayed Draw Term Loan	(2) (3) (4) (6)	Automotive	LIBOR + 375	4.25%	3/31/2028	456,240	455,678	455,049
Fluid-Flow Products, Inc.	Term Loan	(2) (3) (4)	Commercial Services & Supplies	LIBOR + 375	4.25%	3/31/2028	2,513,700	2,510,741	2,507,416
Gainwell Acquisition Corporation	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 400	4.75%	10/1/2027	2,482,494	2,465,887	2,486,118
Grab Holdings, Inc.	Term Loan, Tranche B	(4)	Software	LIBOR + 450	5.50%	1/29/2026	1,990,000	1,937,208	2,006,577
Granite Holdings US Acquisition Company	Term Loan, Tranche B	(2) (3) (4) (5)	Energy: Oil & Gas	LIBOR + 400	4.13%	9/30/2026	2,464,993	2,335,318	2,464,993
Greenhouse Software, Inc.	Term Loan	(2) (3) (4) (5) (6)	Software	LIBOR + 650	7.50%	3/1/2027	7,598,039	7,425,455	7,496,163
Hampton Rubber Company	Term Loan	(2) (3) (4) (5) (6) (7)	Capital Goods	LIBOR + 650, 1.75% PIK	9.25%	1/9/2026	6,074,091	5,950,556	6,074,091
Hawkeye AcquisitionCo, LLC	Delayed Draw Term Loan	(4) (5)	Aerospace & Defense	LIBOR + 675	7.75%	3/1/2027	1,484,781	1,457,764	1,466,457
Hawkeye AcquisitionCo, LLC	Second Amendment Incremental Term Loan	(2) (3) (4) (5) (6)	Aerospace & Defense	LIBOR + 675	7.75%	3/1/2027	2,031,366	1,990,859	2,004,006
Helios Buyer, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (6)	Consumer Services	LIBOR + 600	7.00%	12/15/2026	2,330,389	2,203,971	2,364,412
Helios Buyer, Inc.	Revolver	(4) (5) (6)	Consumer Services	LIBOR + 600	7.00%	12/15/2026	613,260	600,449	613,260
Helios Buyer, Inc.	Term Loan	(2) (3) (4) (5)	Consumer Services	LIBOR + 600	7.00%	12/15/2026	7,016,830	6,913,981	7,038,333
Hercules Borrower, LLC	Term Loan	(2) (3) (4) (5)	Environmental Industries	LIBOR + 650	7.50%	12/14/2026	6,166,375	6,013,093	6,289,703
Hercules Borrower, LLC	Term Loan	(2) (3) (4) (5) (6)	Environmental Industries	LIBOR + 550	6.50%	12/14/2026	350,575	280,401	279,662
Higginbotham Insurance Agency, Inc.	Delayed Draw Term Loan	(4) (5) (6)	Banking, Finance, Insurance & Real Estate	LIBOR + 550	6.25%	11/25/2026	893,714	879,521	904,674
Higginbotham Insurance Agency, Inc.	Term Loan	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 550	6.25%	11/25/2026	3,882,225	3,830,933	3,921,048
Highline Aftermarket Acquisition, LLC	Term Loan, Tranche B	(2) (3) (4)	Automotive	LIBOR + 450	5.25%	11/9/2027	997,500	973,047	999,166
Hunter Holdco 3 Limited	Term Loan, Tranche B	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 425	4.75%	8/19/2028	5,000,000	4,950,583	5,018,750
iCIMS, Inc.	Revolver	(2) (3) (4) (5)	Software	LIBOR + 650	7.50%	9/12/2024	187,735	185,818	187,735
iCIMS, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 650	7.50%	9/12/2024	3,003,755	2,972,215	3,026,283
iCIMS, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 650	7.50%	9/12/2024	706,598	695,341	711,897
iCIMS, Inc.	Term Loan, Tranche B	(2) (3) (4) (5)	Software	LIBOR + 650	7.50%	9/12/2024	75,928	75,020	76,498
I-Logic Technologies Bidco Ltd.	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 400	4.50%	2/16/2028	1,354,167	1,351,037	1,357,796
Individual FoodService Holdings, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6)	Wholesale	LIBOR + 625	7.25%	11/22/2025	46,211	38,690	48,367
Individual FoodService Holdings, LLC	Revolver	(2) (3) (4) (5) (6)	Wholesale	LIBOR + 625	7.25%	11/22/2024	18,378	9,985	18,378
Individual FoodService Holdings, LLC	Term Loan, Tranche B	(2) (3) (4) (5)	Wholesale	LIBOR + 625	7.25%	11/22/2025	6,494,622	6,353,476	6,534,278
Infinite Bidco, LLC	Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 375	4.25%	3/2/2028	2,553,600	2,551,177	2,550,408
Infront Luxembourg Finance S.a.r.l.	Term Loan, Tranche B	(2) (3) (4) (5)	Hotel, Gaming & Leisure	EURIBOR + 900	9.00%	5/28/2027	€20,800,000	24,629,245	23,370,868
Integrity Marketing Acquisition, LLC	Fourth Amendment Delayed Draw Term Loan	(4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 550	6.50%	8/27/2025	5,978,744	5,901,607	6,042,513

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2021

Investments—Corporate Loans (102.9%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Integrity Marketing Acquisition, LLC	Sixth Amendment Delayed Draw Term Loan	(4) (5) (6)	Banking, Finance, Insurance & Real Estate	LIBOR + 550	6.50%	8/27/2025	$648,452	$584,610	$636,978
Intelerad Medical Systems Incorporated	Term Loan	(4) (5) (7)	Healthcare & Pharmaceuticals	LIBOR + 950 PIK	10.50%	9/30/2028	26,364,118	25,705,016	25,705,016
Internap Corporation	Term Loan	(2) (3) (4) (7)	High Tech Industries	LIBOR + 100, 5.50% PIK	7.50%	5/8/2025	1,140,818	710,763	570,409
Intrado Corporation	Term Loan, Tranche B	(2) (3) (4)	Telecommunications	LIBOR + 400	5.00%	10/10/2024	2,771,274	2,676,981	2,727,682
ION Trading Finance Ltd.	Term Loan	(2) (3) (4)	Software	LIBOR + 475	4.92%	4/1/2028	3,241,875	3,236,578	3,245,538
iQOR US, Inc.	Term Loan	(2) (3) (4) (5)	Business Services	LIBOR + 750	8.50%	11/19/2024	715,302	679,970	710,272
iQOR US, Inc.	Term Loan	(2) (3) (4) (5)	Business Services	LIBOR + 750	8.50%	11/19/2025	1,667,586	1,667,586	1,645,727
LBM Acquisition, LLC	Delayed Draw Term Loan, Tranche B2	(2) (3) (4) (6)	Commercial Services & Supplies	LIBOR + 375	4.50%	12/17/2027	666,667	660,000	660,000
LBM Acquisition, LLC	Term Loan, Tranche B2	(2) (3) (4)	Commercial Services & Supplies	LIBOR + 375	4.50%	12/17/2027	1,329,992	1,317,223	1,316,692
Lealand Finance Company B.V.	Term Loan	(2) (3) (4) (5)	Capital Goods	LIBOR + 300	3.08%	6/28/2024	31,174	31,174	17,146
Liberty Tire Recycling Holdco, LLC	Term Loan	(2) (3) (4) (5)	Automotive	LIBOR + 450	5.50%	5/5/2028	3,990,000	3,951,869	3,980,025
Linquest Corporation	Term Loan	(2) (3) (4) (5)	Aerospace & Defense	LIBOR + 575	6.50%	7/28/2028	10,000,000	9,804,028	9,907,625
Lucky Bucks, LLC	Term Loan	(2) (3) (4)	Hotel, Gaming & Leisure	LIBOR + 550	6.25%	7/30/2027	3,000,000	2,940,963	2,949,390
LVF Holdings, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (6)	Beverage, Food & Tobacco	LIBOR + 625	7.25%	6/10/2027	5,848,785	5,710,112	5,764,478
LVF Holdings, Inc.	Initial Term Loan	(2) (3) (4) (5)	Beverage, Food & Tobacco	LIBOR + 625	7.25%	6/10/2027	6,111,454	5,994,295	6,040,383
LVF Holdings, Inc.	Revolver	(4) (5) (6)	Beverage, Food & Tobacco	LIBOR + 625	7.25%	6/10/2027	105,068	88,426	94,886
Mailgun Technologies, Inc.	First Amendment Incremental Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 500	6.00%	3/26/2025	3,383,777	3,321,410	3,383,777
Mailgun Technologies, Inc.	Incremental Term Loan	(2) (3) (4) (5) (6)	High Tech Industries	LIBOR + 500	6.00%	3/26/2025	46,057	45,419	46,057
Mailgun Technologies, Inc.	Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 500	6.00%	3/26/2025	1,123,800	1,108,630	1,123,800
Maravai Intermediate Holdings, LLC	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 425	5.25%	10/19/2027	1,818,333	1,802,198	1,822,879
Material Holdings, LLC	Term Loan	(2) (3) (4) (5) (6)	Business Services	LIBOR + 575	6.50%	8/19/2027	11,077,366	10,817,059	10,812,691
Maverick Acquisition, Inc.	Initial Term Loan	(2) (3) (4) (5) (6)	Aerospace & Defense	LIBOR + 600	7.00%	6/1/2027	10,767,505	10,489,076	10,585,979
Mavis Tire Express Services Corp.	Term Loan, Tranche B	(2) (3) (4)	Retail	LIBOR + 400	4.75%	5/4/2028	3,491,250	3,474,591	3,497,604
McAfee, LLC	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 500	5.75%	7/27/2028	3,850,000	3,812,155	3,848,807
MI Windows and Doors, LLC	Term Loan	(2) (3) (4)	Consumer Services	LIBOR + 375	4.50%	12/18/2027	1,989,987	1,989,166	1,992,475
Mileage Plus Holdings, LLC	Term Loan, Tranche B	(2) (3) (4)	Aerospace & Defense	LIBOR + 525	6.25%	6/21/2027	2,500,000	2,457,286	2,654,700
MLN US HoldCo, LLC	Term Loan	(2) (3) (4)	Telecommunications	LIBOR + 450	4.58%	11/30/2025	1,999,782	1,832,218	1,812,483
MMIT Holdings, LLC	Term Loan	(2) (3) (4) (5) (6)	High Tech Industries	LIBOR + 625	7.25%	9/14/2027	11,019,674	10,781,173	10,779,691
Moneygram International, Inc	Term Loan, Tranche B	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 425	4.75%	7/21/2026	3,250,000	3,233,308	3,248,635
National Technical Systems, Inc.	Term Loan	(2) (3) (4) (5) (6)	Aerospace & Defense	LIBOR + 550	6.50%	6/12/2023	2,060,453	2,045,577	2,076,002
Navitas Midstream Midland Basin, LLC	Term Loan	(2) (3) (4)	Energy: Oil & Gas	LIBOR + 400	5.00%	12/13/2024	1,989,677	1,978,871	1,985,320

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2021

Investments—Corporate Loans (102.9%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
NES Global Talent Finance US, LLC	Term Loan	(2) (3) (4) (5)	Energy: Oil & Gas	LIBOR + 550	6.50%	5/11/2023	$1,184,215	$1,182,912	$1,144,754
Netsmart Technologies, Inc.	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 400	4.75%	10/1/2027	2,495,000	2,494,371	2,504,356
OneDigital Borrower, LLC	Delayed Draw Term Loan	(2) (3) (4) (6)	Commercial Services & Supplies	LIBOR + 450	5.25%	11/16/2027	124,687	124,687	125,143
OneDigital Borrower, LLC	Term Loan	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 450	5.25%	11/16/2027	839,219	820,383	841,669
Packaging Coordinators Midco, Inc.	Term Loan	(2) (3) (4)	Containers, Packaging & Glass	LIBOR + 375	4.50%	11/30/2027	1,992,494	1,989,310	1,993,749
Panther Commercial Holdings L.P	Term Loan	(2) (3) (4)	Software	LIBOR + 450	5.00%	1/7/2028	2,493,750	2,476,548	2,499,984
Peraton Corporation	Term Loan, Tranche B	(2) (3) (4)	Aerospace & Defense	LIBOR + 375	4.50%	2/1/2028	1,990,000	1,980,531	1,990,318
Performance Health & Wellness	Term Loan, Tranche B	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 600	7.00%	7/12/2027	3,600,000	3,530,145	3,549,237
Polaris Newco, LLC	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 400	4.50%	6/2/2028	3,750,000	3,731,927	3,757,050
Pound Bidco, Inc.	Term Loan	(2) (3) (4) (5) (6)	Software	LIBOR + 650	7.50%	2/1/2026	5,481,728	5,363,228	5,646,179
Press Ganey Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 375	4.50%	7/24/2026	742,415	743,335	743,335
Proampac PG Borrower, LLC	Term Loan	(2) (3) (4)	Containers, Packaging & Glass	LIBOR + 375	4.50%	11/3/2025	3,997,409	3,998,064	4,002,406
Quantic Electronics	Third Amendment Delayed Draw Term Loan	(4) (5) (6)	Aerospace & Defense	LIBOR + 625	7.25%	11/19/2026	1,490,906	1,441,075	1,459,490
Quantic Electronics	Third Amendment Term Loan	(2) (3) (4) (5) (6)	Aerospace & Defense	LIBOR + 625	7.25%	11/19/2026	2,868,114	2,806,481	2,829,328
Quest Software US Holdings, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 425	4.38%	5/16/2025	2,992,308	2,999,508	2,984,827
RealPage, Inc	Term Loan	(2) (3) (4)	Software	LIBOR + 325	3.75%	4/24/2028	1,811,309	1,805,942	1,805,078
Redwood Services Group, LLC	Delayed Draw Term Loan	(4) (5) (6)	High Tech Industries	LIBOR + 600	7.00%	6/6/2023	3,651,229	3,604,911	3,651,229
Refficiency Holdings, LLC	Delayed Draw Term Loan	(2) (3) (4) (6)	Consumer Services	LIBOR + 400	4.75%	12/16/2027	566,893	565,476	566,361
Refficiency Holdings, LLC	Term Loan	(2) (3) (4)	Retail	LIBOR + 400	4.75%	12/16/2027	2,933,107	2,925,774	2,930,349
Riveron Acquisition Holdings, Inc.	Term Loan	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	6.75%	5/22/2025	1,536,655	1,517,086	1,536,655
Sapphire Telecom, Inc.	Revolver	(2) (3) (4) (5) (6)	Telecommunications	LIBOR + 625	7.25%	11/20/2023	315,846	309,875	235,589
Sapphire Telecom, Inc.	Term Loan	(2) (3) (4) (5)	Telecommunications	LIBOR + 625	7.25%	11/20/2025	4,190,850	4,138,874	3,695,633
Skopima Merger Sub, Inc.	Term Loan, Tranche B	(2) (3) (4)	High Tech Industries	LIBOR + 400	4.50%	5/12/2028	3,000,000	2,976,755	2,980,500
Sophia, L.P.	Term Loan	(2) (3) (4)	Software	LIBOR + 375	4.50%	10/7/2027	1,989,987	1,985,939	1,996,614
Sotheby's	Term Loan, Tranche B	(2) (3) (4)	Consumer Services	LIBOR + 450	5.00%	1/15/2027	497,500	497,500	498,744
Southern Graphics, Inc.	Term Loan, Tranche B	(4) (5) (11)	Media: Advertising, Printing & Publishing	LIBOR + 821	9.21%	10/23/2023	1,423,000	1,401,136	1,384,573
Sovos Compliance, LLC	Term Loan	(2) (3) (4) (6)	Software	LIBOR + 450	5.00%	8/11/2028	2,131,849	2,126,596	2,145,399
Speedstar Holding Corporation	Term Loan	(2) (3) (4) (5) (6)	Automotive	LIBOR + 700	8.00%	1/22/2027	6,705,555	6,554,974	6,800,139
Teneo Holdings, LLC	Term Loan	(2) (3) (4)	Business Services	LIBOR + 525	6.25%	7/11/2025	1,255,036	1,228,321	1,248,234
The Leaders Romans Bidco Ltd.	Delayed Draw Term Loan, Tranche C	(2) (3) (4) (5) (7)	Banking, Finance, Insurance & Real Estate	GBP LIBOR + 625, 2.50% PIK	9.50%	6/30/2024	£843,657	1,046,942	1,277,813
The Leaders Romans Bidco Ltd.	Delayed Draw Term Loan, Tranche C	(2) (3) (4) (5) (6) (7)	Banking, Finance, Insurance & Real Estate	GBP LIBOR + 625, 2.50% PIK	9.50%	6/30/2024	£258,611	561,926	680,466

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2021

Investments—Corporate Loans (102.9%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
The Leaders Romans Bidco Ltd.	Term Loan, Tranche B	(2) (3) (4) (5) (7)	Banking, Finance, Insurance & Real Estate	GBP LIBOR + 625, 2.50% PIK	9.50%	6/30/2024	£4,382,118	$5,420,464	$5,889,705
The Ultimate Software Group, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 325	4.00%	5/4/2026	3,975,012	3,953,566	3,980,299
The Ultimate Software Group, Inc.	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 375	3.83%	5/4/2026	2,487,310	2,493,133	2,490,842
Tiger Acquisition, LLC	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 325	3.75%	6/1/2028	3,000,000	3,000,000	2,987,820
TLBFP, LLC	Delayed Draw Term Loan	(5) (7)	Business Services	14.00% PIK	14.00%	10/2/2025	1,445,918	1,420,489	1,500,140
TLBFP, LLC	Term Loan	(5) (7)	Business Services	14.00% PIK	14.00%	10/2/2025	6,579,587	6,530,895	6,826,322
Trafigura PTE Ltd.	Revolver	(4) (5) (6)	Metals & Mining	LIBOR + 840	8.75%	7/18/2022	4,148,919	4,148,919	4,148,919
Triton Water Holdings, Inc.	Term Loan	(2) (3) (4)	Beverage, Food & Tobacco	LIBOR + 350	4.00%	3/31/2028	3,391,500	3,375,579	3,385,158
Truck Hero, Inc.	Term Loan, Tranche B	(2) (3) (4)	Automotive	LIBOR + 375	4.50%	1/31/2028	1,990,000	1,990,000	1,984,607
Trump Card, LLC	Revolver	(2) (3) (4) (5) (6)	Transportation: Cargo	PRIME + 450	5.50%	4/21/2022	65,524	65,382	64,563
Trump Card, LLC	Term Loan, Tranche A	(2) (3) (4) (5)	Transportation: Cargo	LIBOR + 550	5.50%	4/21/2022	4,704,816	4,685,339	4,657,420
Tutor Perini Corporation	Term Loan, Tranche B	(2) (3) (4)	Capital Goods	LIBOR + 475	5.75%	8/18/2027	992,500	975,225	993,324
United Airlines, Inc.	Term Loan, Tranche B	(2) (3) (4)	Aerospace & Defense	LIBOR + 375	4.50%	4/21/2028	1,990,000	1,980,541	2,002,219
Verifone Systems, Inc.	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 400	4.13%	8/20/2025	2,992,308	2,971,028	2,929,559
Vertical Holdco GmbH	Term Loan, Tranche B	(2) (3) (4)	Capital Equipment	LIBOR + 425	4.40%	7/30/2027	6,000,000	6,031,250	6,008,340
VGL Midco Limited	Term Loan, Tranche B1	(5) (7)	Media: Advertising, Printing & Publishing	14.00% PIK	14.00%	7/17/2023	£9,490,909	12,826,645	12,532,292
VGL Midco Limited	Term Loan, Tranche B2	(5) (7)	Media: Advertising, Printing & Publishing	14.00% PIK	14.00%	7/17/2023	£8,836,364	11,942,049	11,667,996
Vision Solutions, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 425	5.00%	4/24/2028	3,550,000	3,537,940	3,540,557
Wheel Pros, LLC	Term Loan	(2) (3) (4)	Automotive	LIBOR + 450	5.25%	5/11/2028	3,399,000	3,366,534	3,395,091
Whitewater Whistler Holdco	Term Loan	(2) (3) (4) (5)	Energy: Oil & Gas	LIBOR + 550	6.50%	3/21/2027	2,500,000	2,477,614	2,506,250
Windstream Services, LLC	Term Loan, Tranche B	(2) (3) (4)	Telecommunications	LIBOR + 625	7.25%	9/21/2027	1,982,328	1,974,128	1,988,275
Worldwide Express Operations, LLC	Term Loan	(2) (3) (4)	Transportation: Cargo	LIBOR + 425	5.00%	7/26/2028	3,000,000	2,970,553	3,008,340
Yellowstone Buyer Acquisition, LLC	Term Loan	(2) (3) (4) (5)	Durable Consumer Goods	LIBOR + 575	6.75%	9/13/2027	6,759,000	6,624,685	6,623,820
YLG Holdings, LLC	Delayed Draw Term Loan	(4) (5) (6)	Consumer Services	LIBOR + 600	7.00%	11/1/2025	685,422	666,117	693,296
YLG Holdings, LLC	Incremental Term Loan	(2) (3) (4) (5)	Consumer Services	LIBOR + 600	7.00%	11/1/2025	1,197,833	1,167,967	1,209,812
Zebra Buyer, LLC	Term Loan, Tranche B	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 325	3.75%	4/21/2028	3,500,000	3,482,500	3,509,380
Zelis Healthcare Corporation	Term Loan	(2) (3) (4)	Software	LIBOR + 350	3.59%	9/30/2026	1,978,756	1,980,963	1,969,753
First Lien Debt Total (Cost of $585,785,475)									$588,123,437

Second Lien Debt (16.5%)
Aimbridge Hospitality, LLC	Term Loan	(2) (3) (4) (5)	Hotel, Gaming & Leisure	LIBOR + 750	7.59%	2/1/2027	$1,712,000	$1,689,013	$1,587,090
Apex Group Treasury, LLC	Term Loan	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 675	7.25%	7/27/2029	13,864,250	13,589,736	13,586,965

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2021

Investments—Corporate Loans (102.9%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
AQA Acquisition Holding, Inc.	Incremental Term Loan	(2) (3) (4) (5)	Software	LIBOR + 750	8.00%	3/3/2029	$5,538,462	$5,405,069	$5,465,459
ARCO BPS Holdings Ltd.	Term Loan, Mezzanine	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	EURIBOR + 850	8.50%	6/30/2026	€1,876,305	2,108,822	2,184,285
Asurion, LLC	Term Loan, Tranche B4	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 525	5.33%	1/20/2029	3,500,000	3,465,000	3,481,625
Aurora Plastics	Term Loan	(2) (3) (4) (5)	Chemicals, Plastics & Rubber	LIBOR + 750	8.25%	8/10/2029	19,090,000	18,571,622	18,565,025
Banff Merger Sub, Inc	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 550	6.00%	2/27/2026	2,000,000	1,990,000	2,022,500
Brave Parent Holdings, Inc.	Term Loan	(4) (5)	Software	LIBOR + 750	7.58%	4/17/2026	3,639,355	3,584,480	3,639,355
Comet Acquisition, Inc.	Term Loan	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 750	7.63%	10/26/2026	384,615	383,978	384,615
Drilling Info Holdings, Inc.	Incremental Term Loan	(4) (5)	Energy: Oil & Gas	LIBOR + 825	8.33%	7/30/2026	4,200,000	4,095,663	4,242,000
Engineered Machinery Holdings, Inc.	Incremental Term Loan	(2) (3) (4)	Capital Equipment	LIBOR + 650	7.25%	5/21/2029	1,500,000	1,492,750	1,511,250
Engineered Machinery Holdings, Inc.	Term Loan	(2) (3) (4) (5)	Capital Equipment	LIBOR + 600	6.75%	5/21/2029	1,500,000	1,500,000	1,511,250
ERY North Tower OB Deck Member, LLC	Term Loan	(4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 1050	12.50%	1/14/2023	5,326,579	5,326,579	5,326,579
Fastlane Parent Company, Inc.	Term Loan	(2) (3) (4) (5)	Automotive	LIBOR + 875	8.83%	1/16/2027	2,500,000	2,411,555	2,468,750
Jazz Acquisition, Inc.	Term Loan	(2) (3) (4) (5)	Aerospace & Defense	LIBOR + 800	8.08%	6/18/2027	3,100,000	3,065,235	2,649,970
MLN US HoldCo, LLC	Term Loan	(2) (3) (4)	Telecommunications	LIBOR + 875	8.83%	11/30/2026	5,000,000	2,918,139	3,144,900
National Mentor Holdings, Inc.	Term Loan	(2) (3) (4) (6)	Healthcare & Pharmaceuticals	LIBOR + 725	8.00%	3/2/2029	5,000,000	4,952,616	5,068,750
PAI Holdco, Inc.	Term Loan	(2) (3) (4) (5) (7)	Automotive	LIBOR + 600, 2.00% PIK	9.00%	10/28/2028	3,434,478	3,341,527	3,434,478
Peraton Corp.	Term Loan, Tranche B1	(2) (3) (4) (5)	Aerospace & Defense	LIBOR + 775	8.50%	2/1/2029	4,600,000	4,533,347	4,589,700
Queensgate Gem UK Midco Ltd.	Term Loan, Mezzanine	(2) (3) (4) (5)	Hotel, Gaming & Leisure	GBP LIBOR + 975	10.94%	3/15/2022	£4,346,119	5,762,868	5,855,961
Quickbase, Inc.	Term Loan	(4) (5)	Software	LIBOR + 800	8.09%	4/2/2027	1,200,000	1,182,713	1,200,000
Riveron Acquisition Holdings, Inc.	Incremental Term Loan	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	6.75%	5/22/2025	1,485,317	1,460,880	1,485,317
SonicWall US Holdings, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 750	7.63%	5/18/2026	2,000,000	1,859,301	1,978,000
Tank Holding Corporation	Term Loan	(2) (3) (4) (5)	Containers, Packaging & Glass	LIBOR + 825	8.33%	3/26/2027	9,793,548	9,644,904	9,891,483
TruGreen Limited Partnership	Term Loan	(2) (3) (4) (5)	Consumer Services	LIBOR + 850	9.25%	11/2/2028	2,000,000	1,963,126	2,030,229
WP CPP Holdings, LLC	Term Loan, Tranche B2	(2) (3) (4)	Aerospace & Defense	LIBOR + 750	8.50%	4/30/2026	3,000,000	2,980,955	2,950,320
Zippy Shell Incorporated	Delayed Draw Term Loan	(5) (6)	Commercial Services & Supplies	13.00%	13.00%	11/2/2025	276,000	261,485	280,500
Zippy Shell Incorporated	Term Loan	(2) (3) (5)	Commercial Services & Supplies	13.00%	13.00%	11/2/2025	2,400,000	2,339,665	2,418,000
Second Lien Debt Total (Cost of $111,881,028)									$112,954,356

Unsecured (0.4%)
Queensgate Gem UK Midco Ltd.	Term Loan	(2) (3) (5) (7)	Hotel, Gaming & Leisure	13.75% PIK	13.75%	3/15/2022	£2,199,394	$2,914,341	$2,963,464
Unsecured Total (Cost of $2,914,341)									$2,963,464
Corporate Loans Total (Cost of $700,580,844)									$704,041,257

Investments—Collateralized Loan Obligations (19.8%)	Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
AGL CLO 1 Ltd., Series 2020-9A, Class E	(3) (4) (5) (8)	LIBOR + 726	7.39%	1/20/2034	$1,000,000	$981,370	$1,003,829
AIG CLO Ltd., Series 2021-1A, Class E	(3) (4) (5) (8)	LIBOR + 660	6.78%	4/22/2034	3,000,000	3,000,000	2,943,492
American Money Management Corporation CLO Ltd., Series 2014-14A, Class B2L1	(3) (4) (5) (8)	LIBOR + 735	7.48%	7/25/2029	1,500,000	1,429,484	1,486,190
Anchorage Capital CLO Ltd., Series 2019-13A, Class ER	(3) (4) (5) (8)	LIBOR + 670	6.83%	4/15/2034	2,400,000	2,354,668	2,375,122
Anchorage Capital CLO Ltd., Series 2021-18A, Class E	(3) (4) (5) (8)	LIBOR + 646	6.66%	4/15/2034	4,000,000	3,966,430	4,003,760
Anchorage Capital CLO Ltd., Series 2021-21A, Class SUB	(3) (5) (8) (12)			10/20/2034	8,830,000	7,902,871	7,902,850
Apex Credit CLO LLC, Series 2019-1A, Class D	(3) (4) (5) (8)	LIBOR + 710	7.23%	4/18/2032	4,500,000	4,437,808	4,151,993
Apidos CLO XVIII, Series 2018-18A, Class E	(3) (4) (5) (8)	LIBOR + 570	5.84%	10/22/2030	4,100,000	3,936,202	3,895,705
Babson CLO Ltd., Series 2017-1A, Class F	(3) (4) (5) (8)	LIBOR + 745	7.58%	7/18/2029	2,500,000	2,463,674	2,376,690
Bain Capital Credit CLO Ltd., Series 2019-3A, Class E	(3) (4) (5) (8)	LIBOR + 715	7.28%	10/21/2032	3,000,000	2,990,712	3,000,984
Bain Capital Credit CLO Ltd., Series 2019-4A, Class E	(3) (4) (5) (8)	LIBOR + 748	7.62%	1/23/2033	2,000,000	1,861,188	2,003,844
Battalion CLO XI Ltd., Series 2017-11A, Class ER	(3) (4) (5) (8)	LIBOR + 685	6.98%	4/24/2034	3,000,000	2,971,007	2,999,814
Benefit Street Partners CLO Ltd., Series 2014-IVA, Class DRR	(3) (4) (5) (8)	LIBOR + 720	7.33%	1/20/2032	2,500,000	2,476,751	2,485,653
Benefit Street Partners CLO Ltd., Series 2016-10A, Class DRR	(3) (4) (5) (8)	LIBOR + 675	6.88%	4/20/2034	3,500,000	3,433,794	3,451,672
BlueMountain CLO Ltd., Series 2019-24A, Class ER	(3) (4) (5) (8)	LIBOR + 684	6.97%	4/20/2024	4,000,000	3,996,172	3,952,732
BlueMountain CLO XXV Ltd., Series 2019-25A, Class ER	(3) (4) (5) (8)	LIBOR + 725	7.38%	7/15/2036	4,000,000	4,000,000	3,991,448
CBAM CLO Management, Series 2017-3A, Class ER	(3) (4) (5) (8)	LIBOR + 711	7.24%	7/17/2034	4,000,000	3,961,199	3,958,372
CIFC Funding Ltd., Series 2014-2RA, Class B2	(3) (4) (5) (8)	LIBOR + 569	5.82%	4/24/2030	3,500,000	3,423,697	3,321,850
Crown Point CLO 10 Ltd., Series 2021-10A, Class E	(3) (4) (5) (8)	LIBOR + 685	6.85%	7/20/2034	3,000,000	2,914,471	2,965,371
Dryden Senior Loan Fund CLO Ltd., Series 2015-41A, Class ER	(3) (4) (5) (8)	LIBOR + 530	5.43%	4/15/2031	1,265,000	1,255,464	1,201,427
Dryden Senior Loan Fund CLO Ltd., Series 2019-76A, Class E	(3) (4) (5) (8)	LIBOR + 706	7.19%	10/20/2032	2,000,000	1,846,875	2,000,604
Dryden Senior Loan Fund CLO Ltd., Series 2021-95A, Class SUB	(3) (5) (8) (12)			8/20/2034	4,915,323	4,297,429	4,362,944
Elevation CLO Ltd., Series 2021-13A, Class E	(3) (4) (5) (8)	LIBOR + 695	7.10%	7/15/2034	3,000,000	2,943,059	2,897,769
Golub Capital Partners CLO Ltd., Series 2021-53A, Class E	(3) (4) (5) (8)	LIBOR + 670	6.83%	7/20/2034	4,000,000	3,962,627	3,875,800
KKR CLO Ltd., Series 2021-36A, Class SUB	(3) (5) (8) (12)			10/15/2034	8,600,000	7,525,000	7,482,000

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2021

KKR Financial CLO Ltd., Series 10, Class ER	(3) (4) (5) (8)	LIBOR + 650	6.62%	9/15/2029	$3,000,000	$2,961,861	$2,934,492
Long Point Park CLO Ltd., Series 2017-1A, Class D2	(3) (4) (5) (8)	LIBOR + 560	5.73%	1/17/2030	3,000,000	3,019,159	2,916,342
Madison Park Funding Ltd., Series 2020-47A, Class E	(3) (4) (5) (8)	LIBOR + 746	7.59%	1/19/2034	700,000	688,689	703,899
Marble Point CLO XX Ltd., Series 2021-1A, Class E	(3) (4) (5) (8)	LIBOR + 711	7.24%	4/23/2034	2,500,000	2,477,461	2,460,495
Marble Point CLO XXI Ltd., Series 2021-3A, Class E	(3) (4) (5) (8)	LIBOR + 720	7.33%	10/17/2034	4,000,000	3,920,102	3,907,644
Octagon Investment Partners Ltd., Series 2019-4A, Class E	(3) (4) (5) (8)	LIBOR + 680	6.92%	5/12/2031	1,000,000	982,557	988,792
OZLM Ltd., Series 2014-8A, Class DRR	(3) (4) (5) (8)	LIBOR + 608	6.21%	10/17/2029	2,500,000	2,405,732	2,411,428
Regatta XV Funding Ltd., Series 2018-4A, Class D	(3) (4) (5) (8)	LIBOR + 650	6.63%	10/25/2031	3,000,000	2,975,554	2,904,288
Sound Point CLO XXIII Ltd., Series 2019-2A, Class ER	(3) (4) (5) (8)	LIBOR + 647	6.62%	7/15/2034	3,000,000	2,944,870	2,914,362
Sound Point CLO XXIX Ltd., Series 2021-1A, Class E	(3) (4) (5) (8)	LIBOR + 685	6.99%	4/25/2034	4,000,000	3,929,383	3,974,684
Symphony CLO Ltd., Series 2015-16A, Class ER	(3) (4) (5) (8)	LIBOR + 610	6.23%	10/15/2031	2,000,000	1,991,962	1,956,986
Symphony CLO Ltd., Series 2020-23A, Class E	(3) (4) (5) (8)	LIBOR + 765	7.78%	1/15/2034	2,300,000	2,257,620	2,307,556
Symphony CLO Ltd., Series 2021-26A, Class ER	(3) (4) (5) (8)	LIBOR + 750	7.64%	4/20/2033	3,500,000	3,500,000	3,471,832
Trimaran Cavu Ltd., Series 2021-1A, Class E	(3) (4) (5) (8)	LIBOR + 650	6.64%	4/23/2032	3,000,000	2,917,805	2,950,884
Voya CLO Ltd., Series 2013-1A, Class DR	(3) (4) (5) (8)	LIBOR + 648	6.61%	10/15/2030	2,000,000	1,943,374	1,848,976
Voya CLO Ltd., Series 2016-2A, Class DR	(3) (4) (5) (8)	LIBOR + 711	7.24%	7/19/2028	2,000,000	1,940,628	1,966,014
Wellfleet CLO Ltd., Series 2019-1A, Class D	(3) (4) (5) (8)	LIBOR + 690	7.03%	7/20/2032	5,000,000	4,968,166	4,881,830
Wellfleet CLO Ltd., Series 2021-1A, Class E	(3) (4) (5) (8)	LIBOR + 661	6.78%	4/20/2034	3,000,000	2,974,727	2,997,504
Wellfleet CLO Ltd., Series 2021-2A, Class E	(3) (4) (5) (8)	LIBOR + 696	7.09%	7/15/2034	3,075,000	3,014,419	3,006,575
Collateralized Loan Obligations Total (Cost of $136,146,021)							$135,596,498

Investments—Common Stock (0.2%)	Footnotes	Industry	Acquisition Date	Units / Shares	Cost	Fair Value
Avenu Holdings, LLC	(5) (9) (10)	Sovereign & Public Finance	9/28/2018	21,552	$21,552	$66,808
Dwyer Instruments, Inc., Class A2	(5) (9) (10)	Capital Equipment	7/21/2021	5,454	54,543	54,543
Internap Corporation	(2) (3) (5) (9) (10)	High Tech Industries	5/8/2020	237,679	297,099	2,377
iQOR US, Inc.	(2) (3) (5) (9) (10)	Business Services	11/27/2020	55,976	713,694	671,956
KRE Hyod JV, LLC	(5) (9) (10)	Hotel, Gaming & Leisure	9/22/2021	100,000	100,000	100,000
Mailgun Technologies, Inc.	(5) (9) (10)	High Tech Industries	3/26/2019	21,186	21,186	62,904
MoneyGram International, Inc.	(9)	Banking, Finance, Insurance & Real Estate	8/2/2021	47,608	121,996	381,816
Tank Holding Corporation	(5) (9) (10)	Capital Equipment	3/26/2019	200,000	113,307	241,737

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2021

Unifrutti Investments Ltd., Golden Shares, Class A	(2) (3) (5) (9) (10)	Beverage, Food & Tobacco	10/22/2020	167	$136,807	$93,924
Common Stock Total (Cost of $1,580,184)						$1,676,065

Investments—Corporate Bonds (9.3%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Secured (8.0%)
Air Canada Pass Through Trust, Series 2020-2, Class B	(2) (3) (8)	Aerospace & Defense	9.00%	9.00%	10/1/2025	$1,385,259	$1,385,259	$1,534,804
Altice France S.A.	(2) (3) (8)	High Tech Industries	5.50%	5.50%	10/15/2029	3,000,000	3,000,000	2,969,648
British Airways Pass Through Trust, Series 2020-1, Class B	(2) (3) (8)	Aerospace & Defense	8.38%	8.38%	11/15/2028	557,657	557,657	654,755
Cartiere Villa Lagarina S.p.A.	(2) (3) (4) (5) (7)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	11.50%	12/22/2025	€2,469,667	2,956,997	3,168,268
Cartitalia S.p.A	(2) (3) (4) (5) (7)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	11.50%	12/22/2025	€2,000,000	2,390,704	2,565,745
GasLog Ltd.	(2) (3) (5)	Energy: Oil & Gas	7.75%	7.75%	2029	25,000,000	24,812,500	24,812,500
MoneyGram International, Inc.	(2) (3) (8)	Banking, Finance, Insurance & Real Estate	5.38%	5.38%	8/1/2026	1,000,000	1,000,000	1,015,000
Party City Holdings, Inc.	(2) (3) (8)	Retail	8.75%	8.75%	2/15/2026	750,000	750,000	784,688
Team KGK, LLC	(5)	Energy: Oil & Gas	8.25%	8.25%	12/31/2028	9,848,485	9,754,428	9,750,000
Tolentino S.p.A.	(2) (3) (4) (5) (7)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	11.50%	12/22/2025	€926,125	1,108,874	1,188,100
Unifrutti Financing Plc	(2) (3) (5) (7)	Beverage, Food & Tobacco	7.50%, 1.00% PIK	8.50%	9/15/2026	€1,632,241	1,731,883	1,867,072
Unifrutti Financing Plc	(2) (3) (5) (7)	Beverage, Food & Tobacco	11.00% PIK	11.00%	9/15/2026	€4,144,865	4,721,839	4,741,189
Secured Total (Cost of $54,170,141)								$55,051,769

Unsecured (1.3%)
Aretec Escrow Issuer, Inc.	(2) (3) (8)	Banking, Finance, Insurance & Real Estate	7.50%	7.50%	4/1/2029	$4,000,000	$4,000,000	$4,120,000
Digicel International Finance Ltd.	(2) (3) (8)	Telecommunications	8.00%	8.00%	12/31/2026	48,337	28,632	46,767
Jaguar Land Rover Automotive Plc	(2) (3) (8)	Automotive	5.50%	5.50%	7/15/2029	3,000,000	3,000,000	2,924,040
Metis Merger Sub, LLC	(2) (3) (8)	Retail	6.50%	6.50%	5/15/2029	1,650,000	1,650,000	1,604,625
Unsecured Total (Cost of $8,678,632)								$8,695,432
Corporate Bonds Total (Cost of $62,848,773)								$63,747,201

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2021

Investments—Preferred Stock (1.7%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Acquisition Date	Units / Shares	Cost	Fair Value
Apex Group Ltd., Series A5	(2) (3) (5) (7)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	4,954	$5,836,481	$6,039,551
Apex Group Ltd., Series A3	(2) (3) (5) (7)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	634	758,012	773,073
Apex Group Ltd., Series A1	(2) (3) (5) (7)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	1,409	1,650,681	1,718,081
Appriss Health, LLC	(5) (7)	Healthcare & Pharmaceuticals	11.00% PIK	11.00%	5/6/2021	134	129,948	130,571
Drilling Info Holdings, Inc., Series B 11Feb28	(5) (7)	Energy: Oil & Gas	13.50% PIK	13.50%	2/11/2020	1,390,134	1,382,330	1,404,036
Unifrutti Investments Ltd.	(2) (3) (5) (7)	Beverage, Food & Tobacco	11.00% PIK	11.00%	10/22/2020	555	484,898	482,083
Zippy Shell, Incorporated, Series A3	(5) (7) (10)	Commercial Services & Supplies	8.00% PIK	8.00%	11/2/2020	33,376	860,604	961,699
Preferred Stock Total (Cost of $11,102,954)								$11,509,094

Investments—Warrant (0.6%)	Footnotes	Industry	Acquisition Date	Units / Shares	Cost	Fair Value
BLP Parent Corporation, Warrant Common Shares	(5) (9) (10)	Capital Goods	10/9/2030	18	6,337	155,609
BLP Parent Corporation, Warrant Preferred Shares	(5) (9) (10)	Capital Goods	10/9/2030	30	10,487	257,521
CP Developer S.a.r.l.	(5) (9) (10)	Hotel, Gaming & Leisure	5/24/2031	0.095	2,093,085	1,984,194
Digital Intelligence Systems	(5) (9) (10)	Consumer Services	4/2/2026	5,801	579,130	678,368
SEI Holding Corporation, Warrant Common Shares	(5) (9) (10)	Capital Goods	10/9/2030	30	10,745	263,840
SEI Holding Corporation, Warrant Preferred Shares	(5) (9) (10)	Capital Goods	10/9/2030	51	18,236	447,803
Warrant Total (Cost of $2,718,020)						$3,787,335

Total Investments, at Fair Value (Cost of $914,976,796) (1)				134.5%		$920,357,450
Net Other Assets (Liabilities)				(34.5)%		$(235,875,829)
Net Assets				100.0%		$684,481,621
(1) All of the Fund's Senior Loans and Collateralized Loan Obligations, Common Stocks, Corporate Bonds issued as 144A, Private Asset Backed Debt, Real Estate Debt and Warrants, if applicable, which as of September 30, 2021 represented 134.5% of the company's net assets or 92.2% of the company's total assets. Certain investments are subject to contractual restrictions on sales.
(2) The security position has been segregated as collateral against outstanding borrowings.
(3) All or a portion of this security is owned by OCPC Credit Facility SPV LLC (the “SPV”). See Note 1, Organization.. As of September 30, 2021, the aggregate fair value of these securities is $670,393,110, or 72.8% of the Fund’s Total Investments, at Fair Value.
(4) Represents the interest rate for a variable or increasing rate security, determined as [Reference Rate + Basis-point spread]. Stated interest rate represents the "all-in" rate as of September 30, 2021. Reference Rates are defined as follows:

EURIBOR	Euro London Interbank Offered Rate
GBP LIBOR	British Pound Sterling London Interbank Offered Rate
LIBOR	London Interbank Offered Rate
LOC	As defined by respective Letter of Credit Agreement
(5) The value of this security was determined using significant unobservable inputs. See Note 3. Fair Value Measurement.
(6) The Fund has an unfunded commitment to fund delayed draw and/or revolving debt. See Note 5. Commitments and Contingencies.
(7) Interest or dividend is paid-in-kind, when applicable.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2021
(8) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities amount to $148,285,454 or 21.7% of the Fund's net assets at period end.
(9) Non-income producing security.
(10) Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act, unless otherwise noted. As of September 30, 2021, the aggregate fair value of these securities is $6,043,283, or 0.9% of the Fund’s net assets.
(11) In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Fund is entitled to receive additional interest as a result of an agreement among lenders as follows: Barnes & Noble, Inc. (1.83%), and Southern Graphics, Inc. (1.71%). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.
(12) Class SUB are equity tranches of CLO issuances. These notes receive excess distributions, if any, once all other senior obligations are satisfied in the CLO structure. CLO equity tranches are generally issued at a discount and have no contractual principal and interest payments.

See accompanying Notes to Consolidated Statement of Investments.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2021
As of September 30, 2021

1. ORGANIZATION
Carlyle Tactical Private Credit Fund (together with its consolidated subsidiary, the “Fund”) is a Delaware statutory trust formed on December 13, 2017, and structured as an externally managed, non-diversified closed-end investment company. The Fund is managed by its Adviser, Carlyle Global Credit Investment Management L.L.C. (“CGCIM” or the “Adviser”), a wholly owned subsidiary of Carlyle Investment Management L.L.C. The Fund is registered under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”) and operates as an interval fund. In addition, the Fund has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”). The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value.
On June 4, 2018 (Commencement of Operations), the Fund completed its initial offering of shares of beneficial interest and subsequently commenced substantial investment operations. Effective November 4, 2019, the Fund changed its name from “OFI Carlyle Private Credit Fund” to “Carlyle Tactical Private Credit Fund”. Prior to October 24, 2019, the Fund’s Adviser was OC Private Capital, LLC, a joint venture between an affiliate of Invesco Ltd. and Carlyle Investment Management L.L.C., the parent company of CGCIM.
OCPC Credit Facility SPV LLC (the “SPV”) is a Delaware limited liability company that was formed on March 11, 2018. The SPV is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation, March 11, 2018.
The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies. Under normal circumstances, the Fund will invest at least 80% of its assets in private credit instruments. The Fund will opportunistically allocate its investments in private credit instruments across any number of the following credit strategies: (a) liquid credit (including broadly syndicated loans); (b) direct lending (including first lien loans, second lien loans, unitranche loans and mezzanine debt); (c) opportunistic credit (including private credit solutions, special situations and market dislocations); (d) structured credit (including collateralized loan obligations, or “CLOs”); and (e) real assets (including liabilities secured by real assets). To a lesser extent, the Fund also may invest in distressed credit. The Fund may invest in additional strategies in the future. While some of the loans in which the Fund will invest pursuant to the foregoing may be secured, the Fund may also invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. The Fund normally will invest in a number of different countries. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. securities. The Fund’s portfolio composition is expected to change over time as the Adviser’s view changes on, among other things, the economic and credit environment (including with respect to interest rates) in which the Fund is operating.
The Fund may invest a substantial portion of its assets in loans to companies whose debt, if rated, is rated below investment grade, and, if not rated, would likely be rated below investment grade if it were rated (that is, below BBB- or Baa3, which is often referred to as “high yield” or “junk”). Exposure to below investment grade instruments involves certain risks, including speculation with respect to the borrower’s capacity to pay interest and repay principal.
To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Fund generally does not have to pay corporate level taxes on any income that it distributes to shareholders, provided that the Fund satisfies those requirements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited)
Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s principal underwriter and the distributor of the Fund’s shares. The Fund offers Class A, Class I, Class L, Class M, Class N, and Class Y shares. The Fund began offering Class M shares effective May 15, 2020. During the reporting period, the Fund’s shares were offered for sale on a daily basis for all of its share classes. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications directly attributable to that class. Class A, L, M and Y have separate distribution and/or service plans under which they pay fees. Class I and Class N do not pay such fees. The sales load payable by each investor depends upon the amount invested by the investor in the Fund, but may range from 0.00% to 3.50%.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”). The consolidated financial statements include the accounts of the Fund and its wholly owned subsidiary, the SPV. All significant intercompany balances and transactions have been eliminated. U.S. GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.
3. FAIR VALUE MEASUREMENTS
The Fund applies fair value accounting in accordance with the terms of FASB ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Fund values securities/instruments traded in active markets on the measurement date by multiplying the bid price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Fund may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Adviser determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. The Fund may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.
Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser or the Fund’s Board of Trustees, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The Board of Trustees engages third-party valuation firms to provide independent prices on securities/instruments that are illiquid or for which the pricing source does not provide a valuation. The Adviser’s Valuation Committee (the “Valuation Committee”) reviews the assessments of the third-party valuation firms and provides any recommendations with respect to changes to the fair value of each investment in the portfolio and approves the fair value of each investment in the portfolio in good faith based on the input of the third-party valuation firms. If the Adviser reasonably believes a valuation from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Adviser’s Valuation Committee will consider an “override” of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination.
All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:
•the nature and realizable value of any collateral;

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

•call features, put features and other relevant terms of debt;
•the portfolio company’s leverage and ability to make payments;
•the portfolio company’s public or private credit rating;
•the portfolio company’s actual and expected earnings and discounted cash flow;
•prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;
•the markets in which the portfolio company does business and recent economic and/or market events; and
•comparisons to comparable transactions and publicly traded securities.
Investment performance data utilized are the most recently available financial statements and compliance certificate received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation.
U.S. GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:
•Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. Financial instruments in this category generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.
•Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. Financial instruments in this category generally include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.
•Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments in this category generally include investments in privately-held entities, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the nine month period ended September 30, 2021, there were no transfers into Level 3 and $5,793,621 out of Level 3. Transfers out of Level 3 occurred due to the Fund’s policy to determine the fair value hierarchy based on available quoted prices in active markets.
The following table summarizes the Fund’s investments measured at fair value on a recurring basis by the above fair value hierarchy levels as of September 30, 2021:

	As of September 30, 2021
	Level 1	Level 2	Level 3	Total
Assets
Corporate Loans
First Lien Debt	$—	$190,918,063	$397,205,376	$588,123,439
Second Lien Debt	—	18,134,845	94,819,511	112,954,356
Unsecured	—	—	2,963,464	2,963,464
Collateralized Loan Obligations	—	—	135,596,496	135,596,496
Common Stock	381,816	—	1,294,250	1,676,066
Corporate Bonds
Secured	—	6,958,893	48,092,874	55,051,767
Unsecured	—	8,695,432	—	8,695,432
Preferred Stock	—	—	11,509,094	11,509,094
Warrants	—	—	3,787,336	3,787,336
Total	$381,816	$224,707,233	$695,268,401	$920,357,450
The changes in the Fund’s investments at fair value for which the Fund has used Level 3 inputs to determine fair value and net change in unrealized appreciation (depreciation) included in earnings for Level 3 investments still held are as follows:

	For the nine month period ended September 30, 2021
	Corporate Loans			Collateralized Loan Obligations	Common Stock	Secured Corporate Bonds	Preferred Stock	Warrants	Total
	First Lien Debt	Second Lien Debt	Unsecured
Balance, beginning of period	$108,842,549	$60,019,431	$10,277,013	$43,650,987	$1,315,709	$10,312,628	$1,816,369	$61,713	$236,296,399
Purchases	310,497,520	52,032,757	367,674	102,114,392	154,543	37,615,670	9,305,030	2,672,215	514,759,801
Sales	(8,441,818)	(7,530,000)	—	(11,668,313)	—	(151,515)	—	—	(27,791,646)
Paydowns	(10,027,719)	(11,652,742)	(7,983,459)	—	—	—	—	—	(29,663,920)
Accretion of discount	748,180	151,637	2,687	150,551	—	46,317	—	—	1,099,372
Net realized gains (losses)	133,113	550,779	86,860	437,478	—	1,472	—	—	1,209,702
Net change in unrealized appreciation (depreciation)	1,247,172	1,247,649	212,689	911,401	(176,002)	268,302	387,695	1,053,408	5,152,314
Transfers into Level 3	—	—	—	—	—	—	—	—	—
Transfers out of Level 3	(5,793,621)	—	—	—	—	—	—	—	(5,793,621)
Balance, end of period	$397,205,376	$94,819,511	$2,963,464	$135,596,496	$1,294,250	$48,092,874	$11,509,094	$3,787,336	$695,268,401
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held at the reporting date	$1,488,269	$1,525,127	$142,566	$779,798	$(176,002)	$268,302	$387,695	$1,053,407	$5,469,162

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The Fund generally uses the following framework when determining the fair value of investments that are categorized as Level 3:
Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Fund carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.
Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued based on an expected probability of default and discount recovery analysis.
Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using market-based methodologies. Investments in debt securities may also be valued using consensus pricing.
Investments in equities are generally valued using a market approach and/or an income approach. The market approach utilizes EBITDA multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The income approach typically uses a discounted cash flow analysis of the portfolio company.
The following table summarizes the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of September 30, 2021:

	Fair Value as of September 30, 2021	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average
				Low	High
Corporate Loans
First Lien Debt	$298,548,523	Income Approach	Discount Rate	5.7%	15.7%	9.2%
	98,656,853	Consensus Pricing	Indicative Quotes	55.0	100.4	98.2
Second Lien Debt	72,720,736	Income Approach	Discount Rate	6.2%	14.6%	11.0%
	22,098,775	Consensus Pricing	Indicative Quotes	97.3	101.1	97.8
Unsecured	2,963,464	Income Approach	Discount Rate	13.7%	13.7%	13.7%
Secured Corporate Bonds	24,812,500	Consensus Pricing	Indicative Quotes	99.3	99.3	99.3
	23,280,374	Income Approach	Discount Rate	8.74%	11.77%	9.44%
Collateralized Loan Obligations	135,596,496	Consensus Pricing	Indicative Quotes	87.0	100.6	96.6
Common Stock	1,191,873	Market Approach	Comparable Multiple	7.77x	14.86x	8.79x
	102,377	Consensus Pricing	Indicative Quotes	0.01	1.00	0.98
Preferred Stock	10,547,395	Income Approach	Discount Rate	11.8%	17.4%	13.7%
	961,699	Market Approach	Comparable Multiple	14.92x	14.92x	14.92x
Warrants	3,787,336	Market Approach	Comparable Multiple	1.00x	11.95x	5.34x
Total Level 3 Investments	$695,268,401
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in first and second lien, and unsecured debt securities are discount rates and indicative quotes. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in indicative quotes may result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in equities are discount rates and comparable EBITDA multiples. Significant increases in discount rates in isolation

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would result in a significantly lower fair value measurement. Significant decreases in comparable EBITDA multiples in isolation would result in a significantly lower fair value measurement.
4. RISK FACTORS
Investment Risks
Portfolio Fair Value Risk
Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated over-the-counter (“OTC”) secondary market for institutional investors. The Board is responsible for the valuation of the Fund’s portfolio investments, and has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to the Adviser. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC.

A high proportion of the Fund’s investments relative to its total investments are expected to be valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies' financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Due to these various factors, the Fund’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.
Potential Conflicts of Interest Risk—Allocation of Investment Opportunities
The Adviser has adopted allocation procedures that are intended to treat each fund they advise in a manner that, over a period of time, is fair and equitable. The Adviser and its affiliates currently provide investment advisory and administration services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, including regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among

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various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser.
Loans
The Fund invests in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser can be realized upon liquidation, nor can there be any assurance that any related collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchases if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.
Collateralized Loan Obligations (CLOs)
The Fund invests in CLOs. CLOs are backed by a portfolio of senior secured loans. The Fund’s CLO investments may include senior/mezzanine CLO debt tranches (rated investment grade), mezzanine CLO debt tranches (rated below investment grade or unrated), subordinated CLO equity tranches (unrated), leveraged loans (including warehouse facilities that hold such loans) and vehicles that invest indirectly in CLO securities or leveraged loans. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. CLOs present risks similar to those of other types of debt obligations and such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility.
Securities on a When-Issued or Forward Commitment Basis
The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment" basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants are subject to delayed compensation. Furthermore, the purchase of a senior loan in the secondary

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NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Equity Security Risk
Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Risks of Foreign Investing
The Fund may make investments in non-U.S. entities, including issuers in emerging markets. The Fund expects that its investment in non-U.S. issuers will be made primarily in U.S. dollar denominated securities, but it reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers.
Real Assets Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments associated with real assets, including infrastructure and aviation, which have historically experienced substantial price volatility. The value of companies engaged in these industries is affected by (i) changes in general economic and market conditions; (ii) changes in environmental, governmental and other regulations; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) surplus capacity and depletion concerns; (viii) the availability of financing; and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of these investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in these industries may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

Real Estate Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments of companies in the real estate industry, which has historically experienced substantial price volatility. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of real estate investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in this industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

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NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

Market Risks
The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations).

Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. For example, the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates.

COVID-19 Pandemic Risk
While several countries, as well as certain states in the United States, have relaxed public health restrictions with a view to partially or fully reopening their economies, recurring COVID-19 outbreaks have led to the re-introduction of such restrictions in certain states in the United States and globally and could continue to lead to the re-introduction of such restrictions elsewhere. These continued travel restrictions may prolong the global economic downturn. The absence or delay of viable treatment options or a widely available vaccine could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession, and we anticipate our business and operations could be materially adversely affected by a prolonged recession in the U.S. and other major markets. Some economists and major investment banks have expressed concerns that the continued spread of the virus globally could lead to a world-wide economic downturn.
Further, from an operational perspective, the Adviser’s investment professionals are currently working remotely. An extended period of remote work arrangements could strain our business continuity plans, introduce operational risk, including but not limited to cybersecurity risks, and impair our ability to manage our business. In addition, we are highly dependent on third party service providers for certain communication and information systems. As a result, we rely upon the successful implementation and execution of the business continuity planning of such providers in the current environment. If one or more of these third parties to whom we outsource certain critical business activities experience operational failures as a result of the impacts from the spread of COVID-19, or claim that they cannot perform due to a force majeure, it may have a material adverse effect on our business, financial condition, results of operations, liquidity and cash flows.
Interest Rate Risk
As of September 30, 2021, on a fair value basis, approximately 12.0% of the Fund’s debt investments bear interest at a fixed rate and approximately 88.0% of the Fund’s debt investments bear interest at a floating rate, which primarily are subject to interest rate floors. Interest rates on the investments held within the Fund’s portfolio of investments are typically based on floating LIBOR, with many of these investments also having a LIBOR floor. Additionally, the Fund’s credit facilities are also subject to floating interest rates and are currently paid based on floating LIBOR and EURIBOR rates.
General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV.

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NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

The Fund is exposed to medium to long-term spread duration securities. Longer spread duration securities have a greater adverse price impact to increases in interest rates.
The Adviser regularly measures exposure to interest rate risk. Interest rate risk is assessed on an ongoing basis by comparing the Fund’s interest rate sensitive assets to its interest rate sensitive liabilities. Based on that review, the Adviser determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

Payment-in-Kind (“PIK”) Interest Risk

The Fund may hold investments that result in PIK interest. PIK creates the risk that incentive fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized, while the Adviser will be under no obligation to reimburse the Fund for these fees. PIK interest has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the Adviser. Similarly, all things being equal, the deferral associated with PIK interest also increases the loan-to-value ratio at a compounding rate. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK interest results in an increase in the size of the PIK securities held, the Fund’s exposure to potential losses increases when a security pays PIK interest.

Unitranche Loans

Unitranche loans provide leverage levels comparable to a combination of first lien and second lien or subordinated loans. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid after the “first out” tranche is paid. The Fund intends to participate in “first out” and “last out” tranches of unitranche loans and make single unitranche loans.

Risks Associated with Changes in LIBOR
On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021. It is unclear whether new methods of calculating LIBOR will be established such that it continues to exist after 2021. The administrator of LIBOR has announced that it will consult on its intention to cease the publication of the one week and two month LIBOR settings immediately following the LIBOR publication on December 31, 2021, and the remaining U.S. Dollar LIBOR settings immediately following the LIBOR publication on June 30, 2023. At this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom or elsewhere. It is possible that banks will not continue to provide submissions for the calculation of LIBOR. Similarly, it is not possible to predict whether LIBOR will continue to be viewed as an acceptable market benchmark, what rate or rates may become accepted alternatives to LIBOR, or what the effect of any such changes in views or alternatives may have on the financial markets for LIBOR-linked financial instruments.
To identify a successor rate for U.S. dollar LIBOR, the Alternative Reference Rates Committee ("ARRC"), a U.S.-based group convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York, was formed. Financial regulators in the United Kingdom, the European Union, Japan and Switzerland also formed working groups with the aim of recommending alternatives to LIBOR denominated in their local currencies. The ARRC has identified the Secured Overnight Financing Rate ("SOFR") as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Although SOFR appears to be the preferred replacement rate for U.S. Dollar LIBOR, it is unclear if other benchmarks may emerge or if other rates will be adopted outside the U.S.

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NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

The expected discontinuance of LIBOR may require the Fund to renegotiate credit agreements entered into prior to the discontinuation of LIBOR and extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate, in order to replace LIBOR with the new standard that is established, which may have an adverse effect on our ability to receive attractive returns.
In addition, if LIBOR ceases to exist, the Fund may need to renegotiate certain terms of the credit facilities. If the Fund is unable to do so, amounts outstanding under the credit facilities may bear interest at a higher rate, which would increase the cost of our borrowings and, in turn, affect our return on capital.
Depending on several factors, including those set forth above, and the related costs of negotiating and documenting necessary changes to documentation, our business, financial condition and results of operations could be materially adversely impacted by the market transition or reform of certain reference rates and benchmarks. Other factors include the pace of the transition to replacement or reformed rates, the specific terms and parameters for and market acceptance of any alternative reference rates, prices and liquidity of trading markets for products based on alternative reference rates, and our ability to transition and develop appropriate systems and analytics for one or more alternative reference rates.
Credit Risk
Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.
Credit Spread Risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. The U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
Prepayment Risk
Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.

Volatility Risk
Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
Equity Risk
Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

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NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

Foreign Exchange Rate Risk
Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
5. COMMITMENTS AND CONTINGENCIES
As of September 30, 2021, the Fund had unfunded commitments to fund delayed draw and revolving loans of $40,432,325 and $20,952,932, respectively. The unfunded loans’ fair value is included in the investments at fair value on the Consolidated Statement of Investments.

Investments—Corporate Loans		Unused Rate	Par / Principal Amount	Fair Value

Advanced Web Technologies Holding Company	Delayed Draw Term Loan	1.00%	$1,149,299	$11,493
Advanced Web Technologies Holding Company	Revolver	0.50	453,152	—
AI Aqua Merger Sub, Inc.	Delayed Draw Term Loan	—	416,667	1,146
American Physician Partners, LLC	Revolver	0.50	41,251	—
Applied Technical Services	Delayed Draw Term Loan	1.00	988,142	(554)
Applied Technical Services	Revolver	0.50	395,257	(222)
Appriss Health, LLC	Revolver	0.50	888,889	(13,545)
Apptio, Inc.	Revolver	0.50	106,509	—
Associations, Inc.	Delayed Draw Term Loan, Tranche A	2.50	408,774	1,489
Associations, Inc.	Delayed Draw Term Loan, Tranche B	1.00	1,001,897	3,650
Associations, Inc.	Delayed Draw Term Loan, Tranche C	1.00	1,001,897	3,650
Associations, Inc.	Revolver	0.50	413,282	—
Aveanna Healthcare, LLC	Delayed Draw Term Loan	0.50	943,396	(1,179)
Chemical Computing Group	Revolver	0.50	135,379	(591)
Chudy Group, LLC	Delayed Draw Term Loan	1.00	551,724	(2,635)
Chudy Group, LLC	Revolver	0.50	137,931	(659)
DCA Investment Holdings, LLC	Delayed Draw Term Loan	1.00	656,819	(157)
DexKo Global, Inc.	Delayed Draw Term Loan	0.50	601,415	(752)
DG Investment Intermediate Holdings 2, Inc.	Delayed Draw Term Loan	3.75	38,416	130
Diligent Corporation	Delayed Draw Term Loan	1.00	275,576	5,512
Diligent Corporation	Revolver	0.50	117,200	—
Dwyer Instruments, Inc	Delayed Draw Term Loan	1.00	1,003,425	(8,814)
Dwyer Instruments, Inc	Revolver	0.50	625,834	(5,497)
Ellkay	Revolver	0.50	1,785,651	(35,713)
EPS Nass Parent, Inc.	Delayed Draw Term Loan	1.00	84,746	(812)
EPS Nass Parent, Inc.	Revolver	0.50	59,322	(568)
Fluid-Flow Products, Inc.	Delayed Draw Term Loan	3.75	20,160	(50)
Greenhouse Software, Inc.	Revolver	0.50	735,294	(8,989)
Hampton Rubber Company	Delayed Draw Term Loan	3.50	635,593	—
Hawkeye AcquisitionCo, LLC	Revolver	0.50	185,598	(2,291)
Heartland Home Services	Delayed Draw Term Loan	—	8,772,121	26,882
Helios Buyer, Inc.	Revolver	0.50	116,811	—
Hercules Borrower, LLC	Delayed Draw Term Loan	—	3,195,032	(63,901)
Hercules Borrower, LLC	Revolver	0.50	719,954	—
Higginbotham Insurance Agency, Inc.	Delayed Draw Term Loan	1.00	202,312	2,023
Individual FoodService Holdings, LLC	Delayed Draw Term Loan	1.00	306,809	1,873

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

Individual FoodService Holdings, LLC	Revolver	0.50	395,122	—
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan	1.00	3,849,923	(9,820)
LBM Acquisition, LLC	Delayed Draw Term Loan	0.50	666,667	(6,667)
LVF Holdings, Inc.	Delayed Draw Term Loan	1.00	1,400,906	(16,291)
LVF Holdings, Inc.	Revolver	0.50	770,499	(8,960)
Mailgun Technologies, Inc.	Revolver	0.50	134,191	—
Material Holdings, LLC	Delayed Draw Term Loan	—	1,437,064	(28,741)
Material Holdings, LLC	Revolver	1.00	719,310	(14,386)
Maverick Acquisition, Inc.	Delayed Draw Term Loan	1.00	3,845,538	(47,770)
MMIT Holdings, LLC	Revolver	0.50	979,526	(19,591)
National Mentor Holdings, Inc.	Revolver	0.50	173,340	—
OneDigital Borrower, LLC	Delayed Draw Term Loan	—	31,250	91
Prophix Software, Inc.	Revolver	0.50	996,678	—
Quantic Electronics	Delayed Draw Term Loan	1.00	1,054,751	(13,017)
Quantic Electronics	Revolver	0.50	274,684	(3,390)
Redwood Services Group, LLC	Delayed Draw Term Loan	1.00	2,776,786	—
Refficiency Holdings, LLC	Delayed Draw Term Loan	—	566,893	(533)
Sapphire Telecom, Inc.	Revolver	0.50	361,534	(42,721)
Sovos Compliance, LLC	Delayed Draw Term Loan	1.00	368,151	1,995
Speedstar Holding Corporation	Delayed Draw Term Loan	1.00	927,325	11,491
The Leaders Romans Bidco Ltd.(1)	Delayed Draw Term Loan	1.56	561,142	288,771
Trafigura PTE Ltd.	Revolver	0.50	9,183,081	—
Trump Card, LLC	Revolver	0.50	47,653	(480)
YLG Holdings, LLC	Delayed Draw Term Loan	1.00	367,709	3,677
Zippy Shell Incorporated	Delayed Draw Term Loan	0.50	324,000	2,430
Unfunded Commitments Total			$61,385,257	$7,007
(1) Par / Principal Amount is converted to USD using the EUR/USD of 1.17 on funding date
The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered to be remote.
6. SUBSEQUENT EVENTS
Subsequent events have been evaluated through the date the consolidated statement of investments was issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated statement of investments was issued, except as disclosed below.
On September 8, 2021 and November 12, 2021 the SPV closed the second and third amendments to the JPM Credit Facility. The maximum principal amount of the JPM Credit Facility commitment increased by $100,000,000 to $350,000,000 as a result of both amendments.
Subsequent to September 30, 2021, the Fund had $108,013,674 in subscriptions through November 26, 2021. The Fund borrowed $15,000,000 and €19,800,000 under the JPM Credit Facility to fund investments and voluntarily repaid $17,000,000 under the JPM Credit Facility.